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EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47998) of Lancer Corporation of our report dated May 22, 2002, relating to the financial statements of the Lancer Corporation Employee Profit Sharing Plan, which appears in this Form 11-K.


                                         /s/ Hanke, Green & Stein

San Antonio, Texas
June 25, 2002